                                                                    EXHIBIT 10.1


                           REVOLVING PROMISSORY NOTE

$500,000.00                                                   San Antonio, Texas
                                                              November 18, 1994

         FOR VALUE RECEIVED, on or before the Maturity Date, (as that term is defined in the Loan Agreement referred to in the next paragraph), Biovensa Inc., a Delaware corporation promises to pay to the order of CTRC Research Foundation (the "Lender") at its office at 14960 Omicron, San Antonio, Texas 78245, the lesser of the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), or the amount outstanding as endorsed on the grid attached to this Note (or recorded in the Lender's books and records, if the Lender is the holder hereof). Such notation or recording by the Lender shall be rebuttably presumptive evidence of the principal balance due on this Note.

         This Note evidences indebtedness incurred under, and it subject to, the terms and provisions of a Loan Agreement dated as of November 18, 1994 (and, if amended, all amendments thereto) between the undersigned and the Lender (the "Loan Agreement"). The undersigned promises to pay interest at the rate or rates and times established under the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of its terms, definitions and provisions, including those under which this Note is required to be and may be paid prior to its due date or have its due date accelerated, and this Note is expressly subject to the terms and conditions of the Loan Agreement.

         Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

         The undersigned agrees to pay or reimburse the Lender and any other holder hereof for all costs and expenses of seeking advice in regard to, preparing any amendments to or waivers under, enforcing, and preserving its rights under this Note or any document or instrument executed in connection herewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lender, whether in or out of court, in original or appellate proceedings or in bankruptcy). The undersigned irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

         This Note is made under and governed by the internal laws of the State of Texas, and shall be deemed to have been executed in the State of Texas.

                                       BIOVENSA INC.



                                       /s/ RICHARD L. LOVE
                                       ---------------------------------------
                                       By: Richard L. Love
                                       Its: President

                                       CTRC RESEARCH FOUNDATION



                                       /s ANITA I. BUSQUETS
                                       ---------------------------------------
                                       By: Anita I. Busquets
                                       Its: Chief Operating Officer





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                        LOANS AND PAYMENTS OF PRINCIPAL


                                                Amount of
                        Amount of            Principal Paid          Unpaid Principal         Notation
       Date                Loan                or Prepaid                Balance               Made By

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

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
                                   EXHIBIT E

                                 Loan Agreement



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